Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2386

All Cap Core Strategy 2024-4

Supplement to the Prospectus

Notwithstanding anything to the contrary in the Prospectus, the CUSIP Numbers listed under the “Essential Information” section on page 7 with respect to the All Cap Core Strategy 2024-4 are as follows:

46151A545 - Cash

46151A552 - Reinvest

46151A560 - Fee Based Cash

46151A578 - Fee Based Reinvest

Supplement Dated: October 16, 2024